UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

VERU INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13602	39-1144397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Suite 888, Miami, Florida 33137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 509-6897

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Veru Inc. (the “Company”) held on March 26, 2019, the Company’s shareholders approved a proposal to amend the Veru Inc. 2018 Equity Incentive Plan (the “Equity Incentive Plan”) to increase the number of shares that may be issued thereunder by 4,000,000. A copy of the Equity Incentive Plan, as amended, is attached hereto as Exhibit 10.1.

A summary description of the terms of the Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 28, 2019 (the “Proxy Statement”). The section of the Proxy Statement entitled “Proposal 4: Approval of Amendment of 2018 Equity Incentive Plan” from pages 24 to 30 is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 27, 2019, the Company filed the Articles of Amendment with the Wisconsin Department of Financial Institutions. The Articles of Amendment increase the total number of authorized shares of the Company’s common stock from 77,000,000 to 154,000,000. The Articles of Amendment are attached as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on March 26, 2019. A total of 62,734,480 shares of the Company’s common stock were eligible to vote at the Annual Meeting. The matters voted on at the Annual Meeting were as follows:

1.    Election of Directors:

The following individuals were nominated for election to the Board of Directors for terms that expire at the next annual meeting of shareholders. All of the nominated directors were elected. The results of the vote on the election of directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mario Eisenberger	36,764,522	2,949,723	17,400,672
Harry Fisch	38,913,949	800,296	17,400,672
Michael L. Rankowitz	38,938,249	775,996	17,400,672
Jesus Socorro	38,936,947	777,298	17,400,672
Mitchell S. Steiner	39,287,766	426,479	17,400,672

2.    Ratification of Auditors:

The shareholders voted to ratify the appointment by the Company’s Audit Committee of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,716,138	279,098	119,681	0

3.    Increase in Authorized Common Stock:

The shareholders voted to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 77,000,000 to 154,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,170,593	3,618,225	326,099	0

4.    Amendment of the Equity Incentive Plan:

The shareholders voted in favor of amending the Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,072,062	3,490,845	4,151,338	17,400,672

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Veru Inc.

10.1	Veru Inc. 2018 Equity Incentive Plan (as amended and restated effective March 26, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2019	VERU INC.

	By:	/s/ Michele Greco
Michele Greco
Chief Financial Officer and Chief Administrative Officer

4